Exhibit 10.20


                     FIRST AMENDMENT TO AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

         This Agreement is made as of August 24, 1998 among CTI Industries Corporation, a Delaware corporation (the "Borrower"), and First American Bank, an Illinois banking corporation (the "Bank"), and Stephen M. Merrick, John H. Schwan, and Howard W. Schwan (hereinafter referred to as the "Guarantors").

         Whereas, the Borrower and the Bank are parties to an Amended and Restated Loan and Security Agreement dated as of May 1, 1998, as it may be amended from time to time (the "Loan Agreement"), and the Borrower is the maker of the First Term Loan dated May 1, 1998 payable to the order of the Bank in the original principal amount of $1,788,328.39 (the "First Term Note"), the Second Term Loan dated August 22, 1996 payable to the order of the Bank in the original principal amount of $2,128,322.80 (the "Second Term Note"), the Third Term Loan dated May 1, 1998 payable to the order of the Bank in the original principal amount of $2,258,000.00 (the "Third Term Note"), and the Revolving Loan dated May 1, 1998 payable to the order of the Bank in the original principal amount of $4,000,000.00 (the "Revolving Note") each delivered by the Borrower to the Bank (the first Term Note, the Second Term Note, the Third Term Note, and the Revolving Note are hereinafter collectively referred to as the "Notes"); and

         Whereas, the obligations of the Borrower are secured by, among other things: a security interest in all of Borrower's assets to secure the obligations of the Borrower under this Agreement and the First Term Loan, the Third Term Loan, and the Revolving Note; a mortgage (the "Mortgage I") on the property commonly known as 22160 North Pepper Road, Barrington, IL owned by American National Bank and Trust Company of Chicago, not personally but solely as Trustee, under Trust Agreement dated September 19, 1984 and known as Trust No. 61978 (the "Trust I") to secure the obligations of the Borrower under this Agreement and the Second Term Note; and a mortgage (the "Mortgage II") on the property commonly known as 22222 North Pepper Road, Barrington, IL (the "Premises") owned by the First American Bank, not personally but solely as Trustee, under Trust Agreement dated August 14, 1998 and known as Trust No. 1-98-134 (the "Trust II" together with the Trust I are hereinafter collectively referred to as the "Trust") to secure the obligations of the Borrower under this Agreement and the Fourth Term Note (Mortgage I and Mortgage II are hereinafter collectively referred to as the "Mortgage"); an assignment of rents on the Premises owned by the Trust II (the "Assignment"); a collateral assignment of beneficial interest in the Trust II (the "ABI"); and separate subordination agreements executed by the Guarantors (hereinafter collectively referred to as the "Subordination"); and

         Whereas, the Guarantors have guaranteed the obligations of the Borrower to the Bank pursuant to separate guaranties dated August 22, 1996 and May 1, 1998 (hereinafter collectively referred to as the "Guaranty"); and

         Whereas, the Borrower, the Bank and the Guarantors desire to enter into this Agreement in order to increase the amount of indebtedness under a new Fourth Term Note and otherwise confirm the obligations of the Borrower under the Loan Agreement, the Notes, the Guaranty, the Mortgage, the Assignment, the ABI, the Subordination, and all other documents and instruments at any time evidencing, creating, or securing the obligations of the Borrower to the Bank (collectively, the "Loan Documents").

         Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:





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         1. Defined Terms.  Capitalized  words used in this Agreement as defined terms are used herein with the same meanings as in the Loan Agreement, unless otherwise defined herein.

         2. Amendment to Loan Agreement. Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety and as amended, reads as follows:

                  1.1 Loan Amount. Subject to and upon the terms and conditions set forth in this Agreement, the Bank agrees to lend to the Borrower, from time to time, such sums as may be requested by the Borrower and which the Bank in its discretion agrees to lend from time to time, the total of which shall not exceed, in the aggregate, $9,617,499.22, subject to the further limits hereinafter set forth (the "Loan") pursuant to the First Term Loan, the Second Term Loan, Third Term Loan, Fourth Term Loan and the Revolving Loan hereinafter provided.

         3. Amendment to Loan Agreement. The first paragraph of Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety and, as amended, reads as follows:

                  1.1.6 Fourth Term Loan (Loan No. 600804665-66) The Bank agrees to lend to the Borrower, subject to and upon the terms and conditions set forth herein the sum of $1,268,000.00 herein referred to as the fourth Term Note. The Fourth Term Note shall be evidenced by and be repayable with interest in accordance with the terms of this Agreement and promissory note payable to the order of the bank in the original amount of $1,268,000.00 dated August 24, 1998 and having been duly executed and delivered by the Borrower ("the Fourth Term Note").

         4. Amendment to Loan Agreement. Section 1.4 of the Loan Agreement is hereby amended and restated in its entirety and, as amended, reads as follows:

                  1.4.6 Fourth Term Loan Maturity. The Fourth Term Loan shall be due and payable in equal monthly installments of $10,919.15 of principal and interest, commencing on October 1, 1998, and a like sum on the first day of each calendar month thereafter until the principal of and accrued and unpaid interest on the Fourth Term Loan is paid in full, provided that the outstanding principal of and accrued and unpaid interest on the Fourth Term Loan, if not sooner paid in full, shall be due and payable in full on September 1, 2003 (or earlier as provided in this Agreement or the Fourth Term Note).

         5. Delivery of Loan Documents. The Borrower shall execute and deliver to the Bank the following:

                  (a) a Fourth Note dated August 24, 1998 in the original principal amount of $4,500,000.00;

                  (b) an Officer's Certificate dated August 24, 1998;

                  (c) separate Guaranties, each dated August 24, 1998 and executed by the Guarantors;

                  (d) a mortgage dated August 24, 1998 executed by the Trust II;

                  (e) an assignment of rents dated August 24, 1998 executed by the Trust II; and






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                  (f) a  collateral  assignment  of  beneficial  interest in the
Trust II.

         6. Validity of Agreements. Except as specifically provided in this Agreement, all of the terms, provisions, and covenants of the Borrower and Guarantors in the Loan Agreement, the Notes, and the other Loan Documents are now and shall remain in full force and effect and have not been and shall not be modified in any way and are hereby affirmed, confirmed, and ratified in all respects. The Borrower and the Guarantors hereby acknowledge that they have no claims or offsets against, or defenses or counterclaims to, the enforcement by the Bank of the Loan Agreement, the Notes and the Amendment, or any of the other Loan Documents. After the date hereof, all references to "Agreement", "hereof", "herein", or the like appearing in the Loan Agreement shall be deemed to be references to the Loan Agreement as herein amended or modified; all references to the "Notes" or the "First Term Note" or the "Second Term Note" or the "Third Term Note" or the "Fourth Term Note" or the "Revolving Note" in the Loan Agreement, the Notes, or any other Loan Documents shall be deemed to refer to the Notes as amended by the Third Amendment to Amended and Restated Loan and Security Agreement and any extension, renewal, refinancing, modification, amendment, or restructuring thereof.

         7.       Miscellaneous Provisions.

                  a. This Agreement shall be governed by the internal laws of the State of Illinois.

                  b.  This   Agreement   may  be   executed  in  any  number  of
counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument.

                  c. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

                  d. This Agreement represents the complete agreement of the parties with respect to the subject matter hereof and supersedes all prior negotiations and Agreements with respect to the subject matter hereof.














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         In Witness hereof, the parties have executed this Agreement on the date first written above.
                                        BORROWER:
                                        CTI Industries Corporation


                                        By:________________________
                                           Stephen M. Merrick,
                                           Chief Executive Officer

                                        BANK:
                                        First American Bank

                                        By:________________________
                                           Jodi Krass,
                                           Asst. Vice President

                                        GUARANTORS:

                                        _________________________________
                                        Stephen M. Merrick, Individually

                                        _________________________________
                                        John H. Schwan, Individually

                                        _________________________________
                                        Howard W. Schwan, Individually



























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